SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.    20549
                     ___________________________________


                                  FORM 8-K

                               CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934

                       __________________________________


                                March 30, 1995
              Date of Report (Date of earliest event reported)


                              TANDY CORPORATION
            (Exact name of registrant as specified in charter)


      Delaware                1-5571                  75-1047710
    (State or other         (Commission           (IRS Employer
    jurisdiction of         File Number)      Identification No.)
    incorporation)


     1800 Tandy Center, Fort Worth, Texas                76102
    (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code
                        (817) 390-3700

                        Index to Exhibits is on Page 5.


                             Page 1 of 18 pages

     Item 2.  Acquisition or Disposition of Assets

        On March 30, 1995 Tandy Credit Corporation ("Tandy Credit"), a wholly owned subsidiary of Tandy Corporation (the "Corporation"), and Tandy National Bank ("Tandy Bank") a national credit card bank wholly owned by the Corporation, completed the previously reported sale of the Radio Shack and Tandy Name Brand Retail Group (McDuff, VideoConcepts and The Edge in Electronics) private label credit card accounts and accounts receivable to Hurley State Bank, a subsidiary of SPS Transaction Services, Inc. ("SPS"), a majority-owned subsidiary of Dean Witter, Discover & Co. The Corporation received $343 million in cash as well as a $49 million deferred payment amount to be paid through February 1996.
    The Corporation will not recognize any material gain or loss on the transaction.

        As part of the sales transactions just completed, Tandy Credit was merged into Hurley Receivables Corporation ("HRC"), a wholly owned subsidiary of SPS and no longer exists. The merger was necessary in order to transfer an asset securitization program and approximately $230 million in customer receivables which backed the program. HRC assumed the ongoing obligations of the Corporation and its affiliates under the asset securitization program. Tandy Credit has also filed Post Effective Amendment No. 2 to its Registration Statement on Form S-3 regarding the termination of the registration of all remaining unsold medium term notes and also filed Form 15 to de-register Tandy Credit's Common Stock and terminate its reporting obligations under
    Section 12g-4(a)(1)(i) of the Securities Exchange Act of
    1934.

        Pro forma financial information is presented under
    Item 7(b) below. The unaudited pro forma consolidated statement of income reflects the historical accounts of the Corporation adjusted to give pro forma effect to the sale of the credit card portfolios as if the transaction had occurred at the beginning of 1994. The unaudited pro forma consolidated balance sheet reflects the historical accounts of the Corporation on December 31, 1994 adjusted to give effect to the sale of the portfolios as if the sale had occurred on December 31, 1994. The pro forma financial information provided also includes the results of the Tandy Credit transaction reported in the Corporation's Form 8-K,
    Item 5 disclosure dated December 30, 1994 and filed on January 6, 1995 and the Corporation's Form 8-K, Item 2 disclosure dated January 18, 1995 and filed February 2, 1995.

        The pro forma financial information presented is not necessarily indicative of the results of operations that would have occurred had the sale been effective at the beginning of the period nor is it necessarily indicative of the results of operations which can be expected for any subsequent period. The pro forma adjustments are based upon available information and certain assumptions that the Corporation believes are reasonable under the circumstances. The pro forma financial information should be read in conjunction with the consolidated financial statements and the notes thereto included in the Corporation's December 31, 1994 Annual Report on Form 10-K.

        Page 2 of 18 pages

       Item 7.  Financial Statements and Exhibits

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

      (a) None

      (b) Pro Forma Financial Information

       1 Pro Forma Consolidated Statement of Income for the year ended December 31, 1994

       2 Pro Forma Consolidated balance sheet of the Corporation as of December 31, 1994

       3 Notes to Pro Forma Financial Statements

      (c) Exhibits

       1  Acquisition Agreement dated January 18, 1995 between
          Tandy Credit Corporation, Tandy National Bank and
          Hurley State Bank, without exhibits

       2 Amendment No. 1 to Acquisition Agreement dated
         January 18, 1995 between Tandy Credit Corporation, Tandy
         National Bank and Hurley State Bank

       3 Agreement and Plan of Merger dated March 30, 1995 by and among, Tandy Corporation, Tandy Credit
         Corporation, Hurley State Bank and Hurley Receivables
         Corporation



                        Page 3 of 18 pages

                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange
    Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 12th day of April, 1995.


                                      TANDY CORPORATION
                                        (Registrant)


    Date April 12, 1995           By: /s/ DWAIN H. HUGHES
                                      _____________________
                                      Dwain H. Hughes
                                      Senior Vice President
                                      and Chief Financial Officer


                       Page 4 of 18 pages

                       INDEX TO EXHIBITS
                                                       Sequential
                                                          Page
    Exhibit    Description of Exhibit                    Number

     (a)    None

     (b)    Pro Forma Financial Information

     (b)1  Pro Forma Consolidated Statement of
           Income for the year ended December 31, 1994     6

     (b)2  Pro Forma Consolidated balance sheet of the
           Corporation as of December 31, 1994             7

     (b)3  Notes to Pro Forma Financial Statements         8

     (c)   Exhibits

     (c)1 Acquisition Agreement dated January 18, 1995 between Tandy Credit Corporation, Tandy National
           Bank and Hurley State Bank, without exhibits
           (Filed as exhibit (c) 1 to Tandy's Current
           Report on Form 8-K dated January 18, 1995, filed on February 2, 1995 under Accession No.
           0000096289-95-000008)

     (c)2  Amendment No. 1 to Acquisition Agreement dated
           January 18, 1995 between Tandy Credit
           Corporation, Tandy National Bank and Hurley
           State Bank                                       9

     (c)3  Agreement and Plan of Merger dated March 30,
           1995 by and among, Tandy Corporation, Tandy
           Credit Corporation, Hurley State Bank and Hurley
           Receivables Corporation                         12



                       Page 5 of 18 pages

    PRO FORMA CONSOLIDATED STATEMENT OF INCOME
    For the year ended December 31, 1994
    Tandy Corporation and Subsidiaries
    (Unaudited)
    <CAPTIONS>

    (In thousands,                            Historical
    except per share amounts)                 As Reported      Adjustments      Pro Forma
    _______________________________________________________________________________________
    Net sales and operating revenues         $ 4,943,679       $        --      $ 4,943,679
     Cost of products sold                     3,017,615                --        3,017,615
                                             ___________       ___________      ___________
     Gross profit                              1,926,064                --        1,926,064
                                             ___________       ___________      ___________

    Expenses:
     Selling, general and administrative       1,532,673           (53,776)(A)    1,478,897
     Depreciation and amortization                84,782              (101)(A)       84,681
     Interest income                             (78,612)           46,379 (B)      (32,233)
     Interest expense                             30,047            (6,183)(C)       23,864
     Provision for restructuring cost             89,071                --           89,071
     Gain from sale of credit accounts
      and extended service contracts             (91,437)           35,708 (D)      (55,729)
                                             ___________       ___________      ___________
                                               1,566,524            22,027        1,588,551
                                             ___________       ___________      ___________

     Income before income taxes                  359,540           (22,027)         337,513
     Provision for income taxes                 (135,205)            8,282 (E)     (126,923)
                                             ___________       ___________      ___________

     Income from continuing operations           224,335           (13,745)         210,590

     Preferred dividends                           6,777                --            6,777
                                             ___________       ___________      ___________

     Income from continuing operations
      available to common shareholders       $   217,558       $   (13,745)     $   203,813
                                             ===========       ===========      ===========

     Income from continuing operations
      available per average common and
      common equivalent share                $      2.91                        $      2.72
                                             ===========                        ===========

     Average common and common
      equivalent shares outstanding               74,874                             74,874
                                             ===========                        ===========


     See Notes to Pro Forma Consolidated Financial Statements.

                             Page 6 of 18 pages

    PRO FORMA CONSOLIDATED BALANCE SHEET
    At December 31, 1994
    Tandy Corporation and Subsidiaries
    (Unaudited)
    <CAPTIONS>
                                                  Historical
    (In thousands)                                As Reported               Adjustments          Pro Forma
    _______________________________________________________________________________________________________
     Assets
     Current assets:
      Cash and short-term investments             $  205,633                $  398,477 (F)       $  604,110
      Accounts and notes receivable, less
      allowance for doubtful accounts                769,101                  (408,302)(G)          360,799
      Inventories, at lower of cost or market      1,504,324                        --            1,504,324
      Other current assets                            77,202                        --               77,202
                                                  __________                __________           __________
      Total current assets                         2,556,260                    (9,825)           2,546,435

     Property, plant and equipment, at cost,
      less accumulated depreciation                  504,587                        --              504,587
     Other assets, net of accumulated
      amortization                                   182,927                   (10,925)(G)          172,002
                                                  __________                __________           __________
                                                  $3,243,774                $  (20,750)          $3,223,024
                                                  ==========                ==========           ==========

     Liabilities and Stockholders' Equity
     Current liabilities:
      Short-term debt, including current
      maturities of long-term debt                $  229,135                $   (6,000)(H)       $  223,135
      Accounts payable                               582,194                        --              582,194
      Accrued expenses                               376,795                        --              376,795
      Income taxes payable                            18,026                        --               18,026
                                                  __________                __________           __________

      Total current liabilities                    1,206,150                    (6,000)           1,200,150
                                                  __________                __________           __________

     Long-term debt and capital leases,
      excluding current maturities                   153,318                        --              153,318
     Other non-current liabilities                    34,095                   (14,750)(G)           19,345
                                                  __________                __________           __________

      Total other liabilities                        187,413                   (14,750)             172,663
                                                  __________                __________           __________

     Stockholders' Equity:
      Preferred stock                                529,982                        --              529,982
      Common stock                                    85,645                        --               85,645
      Additional paid-in-capital                      93,357                        --               93,357
      Retained earnings                            2,176,971                        --            2,176,971
      Foreign currency translation effects            (1,799)                       --               (1,799)
      Common stock in treasury, at cost             (971,611)                       --             (971,611)
      Unearned deferred compensation                 (62,334)                       --              (62,334)
                                                  __________                __________           __________

     Total stockholders' equity                    1,850,211                        --            1,850,211
                                                  __________                __________           __________
                                                  $3,243,774                $  (20,750)          $3,223,024
                                                  ==========                ==========           ==========

     See Notes to Pro Forma Consolidated Financial Statements.


                         Page 7 of 18 pages

         Notes to Pro Forma Consolidated Financial Statements

     (A) To eliminate operating costs associated with Tandy
    Credit Corporation and to adjust insurance income to the amounts which would have been realized under the newly enacted merchant services agreements.

     (B) To eliminate interest income realized on the Radio Shack and Tandy Name Brand Retail Group private label credit card portfolios, the sale of which was completed March 30, 1995, and the Computer City and Incredible Universe private label credit card portfolios, the sale of which was completed December 30, 1994 (collectively the "Portfolios").

     (C) To eliminate interest expense incurred in relation to Tandy Credit Corporation's medium-term notes and other short-term borrowings of Tandy Corporation assumed retired with proceeds from the sale of the Portfolios.

     (D) To eliminate gain recognized on the sale of the Portfolios.

     (E) To record the income tax effect of the pro forma adjustments to the Consolidated Statements of Income.

     (F) To record cash received from the sale of the Portfolios and related assets based on December 31, 1994 book values, net of cash assumed used to retire Tandy Credit
    Corporation's medium-term notes payable (see Note (H) below).

     (G) To remove net assets sold based on December 31, 1994 book values. The pro forma reduction of accounts and notes receivable is net of the deferred payment amount that would have been applicable at December 31, 1994.

     (H) To remove Tandy Credit Corporation's medium-term notes payable assumed retired with proceeds from the sale of the Portfolios.

                    Page 8 of 18 pages

                                                     EXHIBIT c(2)


       AMENDMENT NO. 1 TO ACQUISITION AGREEMENT dated as of March 30, 1995 (this "Amendment") among Tandy Credit Corporation, a Delaware corporation ("TCC"), Tandy
    National Bank, a national banking association organized under the laws of the United States ("TNB") and Hurley State Bank, a South Dakota banking corporation ("HSB"). Capitalized terms used herein and not otherwise defined are used herein as defined in the ACQUISITION AGREEMENT dated as of January 18, 1995 (the "Acquisition Agreement") among TCC, TNB and HSB.

       WHEREAS, the parties desire to amend the Acquisition
    Agreement as hereinafter provided;

       NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties:

       ARTICLE I.  AMENDMENTS AND MODIFICATIONS.  The Acquisition
    Agreement is amended and modified as of the date hereof as set forth below:

       Section 1.1 Definition of "Assumption Agreements".  Clause
    (ii) of the definition of Assumption Agreements is hereby amended by replacing the term "TRC" in the fourth line of the definition with "TCC".

       Section 1.2 Definition of "Ineligible Account".  Paragraph
    (a) of the definition of Ineligible Account is hereby amended by replacing the word "neither" in the third line thereof with the word "either".

       Section 1.3 Definition of "Merger Agreement". The definition of Merger Agreement is hereby amended by replacing the words "of even date herewith" with "dated March 30, 1995".

       Section 1.4 Definition of "Merger Assets". Paragraph (ii) of the definition of Merger Assets is hereby amended and restated in its entirety as follows:

       "(ii) All other assets of TCC set forth on Exhibit 3."

       Section 1.5 Amendment to Section 3.2.  Clause (D) of
    Section 3.2 is hereby amended by replacing the phrase "8.25%
    Class A Asset Backed Certificates" with "Series A Asset
    Backed Certificates".

       Section 1.6 New Section 9.22. Section 9 is hereby amended by adding at the end thereof a new Section 9.22 as follows:

           Page 9 of 18 pages

       "9.22 Securities Law Compliance

         TCC has made available to Purchaser true and correct copies of all reports and registration statements filed by it or TRC with the Securities and Exchange Commission ("SEC") since July 7, 1987. Each report or statement filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), as of the date thereof, complied as to form in all material respects with the 1934 Act and applicable regulations thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and not in violation of the 34 Act. Each such registration statement (as amended or supplemented, as applicable) filed with the SEC pursuant to the Securities Act of 1933 ("1933 Act"), as of the effective date thereof, complied as to form in all material respects with the 1933 Act and applicable regulations thereunder, and did not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. Each of TCC and TRC has filed with the SEC on a timely basis all reports required to be filed by it.

       Section 1.7 Amendment of Section 11.13. Section 11.13 is hereby amended by replacing "Class 8" in the second line thereof with "Class B".

       Section 1.8 Amendment of Section 14. Section 14 is hereby amended by replacing in the third line of the last paragraph thereof "(v)" with "(iv)".

       Section 1.9 Addition of Section 17.10. The Agreement is hereby amended by adding a new Section 17.10 which shall read in its entirety as follows:

       "17.10 Covenant of Purchaser

         The Purchaser agrees that reasonably promptly after payment in full of the Series A Asset Backed Certificates the Tandy Master Trust will be terminated and TRC will be dissolved."

       ARTICLE II.  MISCELLANEOUS.

       Section 2.1 Governing Law.  THIS AGREEMENT SHALL BE
    CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
    DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW
    PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
    PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH
    LAWS.

       Section 2.2 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

           Page 10 of 18 pages

       Section 2.3 Headings. The headings herein are for purpose of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

       Section 2.4 Effectiveness. This Agreement shall become effective as of the day and year first above written.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

              TANDY CREDIT CORPORATION


              By /s/ Ronald L. Parrish
                _______________________
                Name:Ronald L. Parrish
                Title: Vice President

               TANDY NATIONAL BANK


              By /s/ Ronald L.  Parrish
                ________________________
                Name: Ronald L.  Parrish
                Title: President and Chief
                       Executive Officer

               HURLEY STATE BANK


               By /s/ Richard F.  Atkinson
                 _________________________
                Name: Richard F.  Atkinson
                Title: Senior Vice President

           Page 11 of 18 pages

                                                     EXHIBIT c(3)

                AGREEMENT AND PLAN OF MERGER

       THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into as of March 30, 1995, by and among TANDY CORPORATION, a Delaware corporation ("TANDY"), TANDY CREDIT CORPORATION, a Delaware corporation and wholly-owned subsidiary of Tandy ("TCC"), HURLEY STATE BANK, a South Dakota bank located in Sioux Falls, South Dakota ("Hurley"), and HURLEY RECEIVABLES CORPORATION, a Delaware corporation and wholly-owned subsidiary of Hurley ("HRC").

       WHEREAS, TCC is a corporation duly organized and existing under the laws of the State of Delaware with authorized capital stock of 1,000 shares of Common Stock, par value $10.00 per share (the "TCC Stock"), all of which shares are issued and outstanding and owned of record by Tandy.

       WHEREAS, HRC is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue 1,000 shares of Common Stock, $.01 par value per share
    (the "HRC Stock"), all of which shares are issued and outstanding and owned of record by Hurley.

       WHEREAS, the Boards of Directors of each of the parties hereto desire to effect a merger (the "Merger") of TCC with and into HRC on the terms and subject to the conditions contained in this Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the "Delaware Law"). Accordingly, the respective Boards of Directors of TCC and HRC have adopted resolutions approving this Merger Agreement and directing the submission hereof to the stockholders for approval.

       WHEREAS, the sole stockholders of TCC and HRC, through written consent in accordance with Section 228 of the Delaware Law, each have adopted this Merger Agreement and approved the Merger as provided herein and in accordance with the Delaware Law.

       NOW, THEREFORE, to effect the Merger and in consideration of the premises and of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:

      1. Definitions. Unless otherwise defined herein, for purposes of this Merger Agreement, all capitalized terms shall have the meaning given to them in the Acquisition Agreement (Phase II) dated as of January 18, 1995, by and among TNB, TCC and Hurley (the "Acquisition Agreement").

      2.  The Merger.

       2.1 Merger.  At the Effective Time (as defined in
    Section 2.2 below), TCC shall be merged with and into HRC upon the terms and subject to the conditions hereinafter set forth and as permitted by and in accordance with Subchapter IX of Chapter I of the Delaware Law. Thereupon, the separate corporate existence of TCC shall cease, and HRC, as the surviving corporation in the Merger, shall continue to exist under and be governed by the Delaware Law. HRC, as the surviving corporation, is sometimes referred to hereinafter as the "Surviving Corporation".


           Page 12 of 18 pages

       2.2 Filing of Merger Agreement; Effective Time. Subject to the terms and conditions contained herein, a Certificate of Merger substantially in the form attached hereto as Exhibit A (the "Certificate of Merger") shall be executed by HRC and filed, or caused to be filed, by HRC in the office of the Secretary of State of the State of Delaware concurrently with the Closing. The time of such filing is referred to herein as the "Effective Time".

       2.3 Conversion and Cancellation of Shares. At the Effective Time, the shares of TCC Stock held by Tandy, by virtue of the Merger, automatically and without any action on the part of HRC, TCC or Tandy, shall be converted into the right to receive payment pursuant to the Acquisition Agreement and the Tandy Assignment Agreement. Upon and after the Effective Time, Tandy shall be entitled, upon surrender to Hurley of the certificate(s) (the "Tandy Certificate") representing all issued and outstanding shares of TCC Stock held of record by Tandy immediately prior to the Effective Time, to receive payment as aforesaid. Until so surrendered, the Tandy Certificate shall upon and after the Effective Time be deemed for all purposes to represent and evidence only the right to receive payment as aforesaid. At and after the Effective Time, no transfer of TCC Stock issued and outstanding prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation.

       2.4 Certificate of Incorporation; Bylaws; Directors;
    Officers; Policies.
     (a) The Certificate of Incorporation of the Surviving
    Corporation shall be the Certificate of Incorporation of HRC in effect at the Effective Time, as amended by the Certificate of Merger.

       (b) The Bylaws of the Surviving Corporation shall be the Bylaws of HRC as in effect at the Effective Time.

       (c) From and after the Effective Time, the members of the Board of Directors of the Surviving Corporation shall consist of the members of the Board of Directors of HRC at the Effective Time, each to serve until the expiration of the term for which such director was elected and until his or her successor is elected or appointed and qualified or until his or her earlier death, resignation or removal.

       (d) From and after the Effective Time, the officers of the Surviving Corporation shall consist of the officers of HRC at the Effective Time, each to serve until his or her successor is elected or appointed and qualified or until his or her earlier death, resignation or removal.

       (e) Until thereafter changed in accordance with law or the Certificate of Incorporation or Bylaws of the Surviving Corporation, all corporate acts, plans, policies, contracts, approvals and authorizations of TCC and its stockholder, Board of Directors, committees elected or appointed thereby, officers and agents, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to TCC.

       2.5 Rights and Duties of HRC and the Surviving Corporation. (a) At the Effective Time, the corporate existence of TCC shall be merged into and continued in the Surviving Corporation; and the Surviving Corporation shall be deemed a continuation in entity and identity of TCC and HRC (the "Constituent Corporations"). All rights, franchises and interests of the Constituent Corporations, in and to every type of property (real, personal, and mixed) and choses in action shall be transferred to and vested in the Surviving Corporation without any deed or other transfer, and the Surviving Corporation, without any order or action on the part of any court or otherwise, shall hold and enjoy all rights and property, franchises and interests, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by the respective Constituent Corporations immediately prior to the Effective Time.

       (b) At the Effective Time, the Surviving Corporation shall be liable for all liabilities of the Constituent Corporations, and all deposits, debts, liabilities, obligations and contracts of the Constituent Corporations, matured or unmatured, whether accrued, absolute, contingent or otherwise, whether or not reflected or reserved against on balance sheets, books of account or records of either of the Constituent Corporations shall be those of the Surviving Corporation and shall not be released or impaired; and all rights of creditors and other obligees and all liens on property of either of the Constituent Corporations shall be preserved unimpaired as rights and obligations of and liens on the property of the Surviving Corporation.

      3. Warranties and Representations of Tandy. Tandy represents and warrants to Hurley and HRC as follows:

       3.1 Organization. Tandy is a corporation duly organized and validly existing under the Delaware Law.

       3.2 Authority. Tandy has the corporate power and authority to enter into and perform this Merger Agreement and to effect the transactions contemplated hereby. The execution, delivery and performance of this Merger Agreement has been approved by all requisite corporate actions on the part of Tandy.

       3.3 Binding Obligation. Assuming that this Merger Agreement has been duly authorized, executed and delivered by, and constitutes an enforceable obligation of Hurley and HRC, this Merger Agreement constitutes a legal, valid and binding obligation of Tandy enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws or judicial decisions affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       3.4 Legal Proceedings. There are no actions, suits or proceedings, including but not limited to regulatory proceedings or inquiries, which are pending, or to the knowledge of Tandy, threatened against or affecting Tandy that would have a material adverse effect on the Merger as contemplated by this Merger Agreement.

       3.5 Governmental Notices; Regulatory Approvals. Tandy has not received notice from any federal or state governmental agency indicating that it would oppose or not grant or issue its consent or approval, if required, with respect the Merger.

       3.6 Finders or Brokers. Tandy has not agreed to pay any fee or commission to any agent, broker, finder or other person for or on account of services rendered as a broker or finder in connection with this Merger Agreement or the transactions contemplated hereby.

           Page 14 of 18 pages

       3.7 Compliance with Law and Other Instruments. The execution, delivery and performance by Tandy of this Merger Agreement will not violate either Tandy's charter or bylaws or any material contract or other instrument to which Tandy is a party or by which Tandy is bound in any manner which would have a material adverse effect on the Merger.

      4. Conditions Precedent to the Obligations of Hurley and HRC. The obligations of Hurley and HRC to consummate the Merger are subject to the occurrence of the Closing under the Acquisition Agreement at or prior to the Effective Time and the fulfillment (except to the extent, if any, waived by Hurley or HRC) of the following conditions at or prior to the Effective Time:

       4.1 Truth of Representation. The representations and warranties of Tandy set forth in Section 3 hereof shall be true and correct in all material respects.

       4.2 Performance of Obligations. The obligations and agreements of Tandy and TCC set forth in this Merger
    Agreement and to be performed on or before the Effective Time shall have been performed in all material respects.

      5. Conditions Precedent to the Obligations of Tandy and TCC. The obligations of Tandy and TCC to consummate the Merger are subject to the occurrence of the Closing under the Acquisition Agreement at or prior to the Effective Time and the performance in all material respects of the obligations and agreements of Hurley and HRC set forth in this Merger Agreement and to be performed on or before the Effective Time (except to the extent, if any, waived by Tandy or TCC).

      6.  Indemnification.

       6.1 (a) Tandy hereby agrees to indemnify Hurley and hold Hurley harmless from any liability, loss, cost or expense, including reasonable outside attorneys' fees, to the extent it is caused by or results from (i) the breach by Tandy of Tandy's representations or warranties contained in this Merger Agreement; or (ii) the breach by Tandy of any of its obligations or agreements herein contained.

       (b) HRC hereby agrees to indemnify Tandy and hold Tandy harmless from any liability, loss, cost or expense, including reasonable outside attorneys' fees, to the extent it is caused by or results from the breach by HRC of any of its obligations or agreements herein contained.

       6.2 In case any claim is made, or any suit or action is commenced, against one party ("Indemnitee") by the other party ("Indemnitor") in respect of which indemnification is sought by the Indemnitee under this Section 6, the Indemnitee shall promptly give the Indemnitor notice thereof and the Indemnitor shall be entitled to participate in (or, if the Indemnitee does not desire to defend, to conduct) the defense thereof at the Indemnitor's expense. The Indemnitor may (but need not) defend or participate in the defense of any such claim, suit or action, but the Indemnitor shall promptly notify the Indemnitee if the Indemnitor shall not desire to defend or participate in the defense of any such claim, suit or action or if the Indemnitor disputes liability for indemnity under this Section 6. Thereafter the Indemnitee shall defend and so long as the Indemnitor has not undertaken the defense or is not participating in the defense, the Indemnitee may at any time notify the Indemnitor of its intention to settle or compromise any claim, suit or action against the Indemnitee in respect of which payments may be sought by the Indemnitee hereunder, and the Indemnitee may settle or compromise any such claim, suit or action unless the Indemnitor notifies the Indemnitee in writing (within ten
    (10) days after the Indemnitee has given written notice of its intention to settle or compromise) the Indemnitor intends to conduct the defense of such claim, suit or action. Any such permitted settlement or compromise by the Indemnitee of, or any final judgment or decree entered on or in, any claim, suit or action which the Indemnitee has defended and of which the Indemnitor has not elected to participate in the defense of in accordance herewith, shall be deemed to have been consented to by, and shall be binding upon, the Indemnitor as fully as if the Indemnitor had assumed the defense thereof and a final judgment or decree had been entered in such suit or action, or with regard to such claim, by a court of competent jurisdiction for the amount of such settlement, compromise, judgment or decree. In all other cases in which the Indemnitor is participating in the defense with the Indemnitee, the Indemnitee shall not settle or compromise any claim or action without the Indemnitor's prior written consent, which shall not be unreasonably withheld.

      7. Termination of Merger Agreement. This Merger Agreement and the Merger shall be terminated automatically and shall be of no further force or effect upon termination of the Acquisition Agreement.

      8. Survival of Representations Warranties and Agreements. Notwithstanding any investigation made by or on behalf of any party hereto at any time, the warranties, representations and indemnities set forth in Sections 3 and 6 of this Merger Agreement shall survive the Effective Time and be deemed to have been relied upon in connection with the consummation of the Merger by the party or parties to whom they were made, even if such relying party knew of any breach of such warranties or representations, unless such party failed to disclose such knowledge to all other parties prior to the Effective Time.

      9.  Miscellaneous.

       9.1 Expenses. Except as is otherwise specifically provided in this Merger Agreement, each party shall pay its own costs and expenses in connection with this Merger
    Agreement and the Merger, including, but not by way of limitation, all regulatory fees, attorneys' fees, accounting fees and other expenses.

       9.2 Notices. All notices, demands and other communications hereunder shall be governed by the notice provisions in Section 16.2 of the Acquisition Agreement.

       9.3 Successors and Assigns. All terms and provisions of this Merger Agreement (including, but not limited to, independent provisions) shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns; provided, however, that this Merger Agreement and all rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the written consent of the other party, which consent shall not be unreasonably withheld.

       9.4 Counterparts. This Merger Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

       9.5 Governing Law. The laws of the State of Delaware applicable to contracts executed and wholly performed therein shall govern the validity and interpretation hereof and the

           Page 16 of 18 pages
    performance of the parties hereto of their respective duties and obligations hereunder.

       9.6 Captions.  The captions contained in this Merger
    Agreement are for convenience of reference only and do not form a part of this Merger Agreement.

       9.7 Entire Agreement. The making, execution and delivery of this Merger Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those expressed herein and in the Acquisition Agreement. This Merger Agreement, the Acquisition Agreement and the other written agreements specifically referred to herein and therein embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. Except as provided herein, this Merger Agreement is not conditioned on the entry or execution of any other, future agreement. This instrument and the agreements contained herein may be amended or modified only by a written instrument signed by both parties or their duly authorized agents.

       9.8 No Waiver of Rights. No party, by virtue of this Merger Agreement, waives any rights it may have to recover damages or to seek other relief against any Person, including any party to this Merger Agreement, arising out of acts or omissions of such Person. No such waiver is intended and none shall be deemed or implied.

       9.9 No Consequential Damages. None of the parties to this Merger Agreement shall be liable one to the other for any indirect, incidental, or consequential damages as a result of any breach of any agreement, warranty, representation or obligation under this Merger Agreement.

           [Signature page follows.]

           Page 17 of 18 pages

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Merger Agreement as of the day and year first above written.

                TANDY CORPORATION


                By: /s/ Dwain H.  Hughes
                   ____________________________
                    Dwain H.  Hughes
                    Its: Senior Vice President
                         and Chief Financial Officer


                TANDY CREDIT CORPORATION


                By: /s/ Ronald L.  Parrish
                   _____________________________
                    Ronald L.  Parrish
                    Its: Vice President


                HURLEY STATE BANK


                By: /s/ Robert L.  Wieseneck
                   _____________________________
                   Robert L. Wieseneck
                   Its: President


                HURLEY RECEIVABLES CORPORATION


                By: /s/ Russel Bonaguidi
                   _____________________________
                   Russel Bonaguidi
                   Its: President

                 Page 18 of 18 pages